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                                                                    EXHIBIT 99.2


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Jabil Circuit, Inc. (the "Company") on Form 10-Q for the three months ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Chris A. Lewis, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 14, 2003


/s/  Chris A. Lewis
-----------------------------
Chris A. Lewis
Chief Financial Officer